Supplement dated July 1, 2021
to the Statement of Additional Information (SAI), dated May 1, 2021, for the following funds:
Fund
Columbia Funds Series Trust I
Columbia Contrarian Core Fund
Columbia Dividend Income Fund
Columbia Global Technology Growth Fund
Effective July 1, 2021, the information in the "Management Agreement Fee Schedule" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Management Agreement Fee Rates" of the SAI with respect to the abovementioned funds is hereby superseded and replaced with the following:
Fund	Assets (millions)	Annual rate at each asset level
Contrarian Core Fund	$0 - $500	0.7700%
	>$500 - $1,000	0.7200%
	>$1,000 - $1,500	0.6700%
	>$1,500 - $3,000	0.6200%
	>$3,000 - $6,000	0.6000%
	>$6,000 - $12,000	0.5800%
	>$12,000 - $15,600	0.5700%
	>$15,600 - $20,300	0.5675%
	>$20,300 - $26,400	0.5650%
	>$26,400 - $34,300	0.5625%
	>$34,300 - $44,600	0.5600%
	>$44,600 - $58,000	0.5575%
	>$58,000	0.5550%
Dividend Income Fund	$0 - $500	0.720%
	>$500 - $1,000	0.670%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.550%
	>$6,000 - $12,000	0.530%
	>$12,000 - $15,600	0.520%
	>$15,600 - $20,300	0.5175%
	>$20,300 - $26,400	0.5150%
	>$26,400 - $34,300	0.5125%
	>$34,300 - $44,600	0.5100%
	>$44,600 - $58,000	0.5075%
	>$58,000	0.5050%
Global Technology Growth Fund	$0-$500	0.870%
	>$500-$1,000	0.820%
	>$1,000-$3,000	0.770%
	>$3,000-$12,000	0.760%
	>$12,000	0.750%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_033_(07/21)